                                                                    EXHIBIT 10.9

         OMNIBUS CREDIT AGREEMENT

         Dated as of November 4, 1999

Part I.

This Omnibus Credit Agreement dated as of November 4, 1999 between Citibank (New York State), a banking corporation organized under the laws of the State of New York ("CNYS") (the "Lender") and The Student Loan Corporation, a corporation organized under the laws of the State of Delaware ("STU") (the "Borrower"). Certain terms used within this agreement shall have such meaning as defined in
Section 3.

This Omnibus Credit Agreement is intended to represent the rights, obligations and duties of the respective parties and to provide various credit facilities including Tranche A (A Line of Credit Facility), Tranche B (A Multiple Term Note Credit Facility), Tranche C (A Multiple Term Note Facility), and Tranche D (A Fixed Rate Term Note Credit Facility). CNYS shall make available to STU credit as hereinafter described in an aggregate amount of $15.0 Billion.

This Omnibus Credit Agreement does not supersede that certain agreement dated as of March 1, 1997, as amended (the "March 1, 1997 Agreement") between CNYS and STU which also provides certain credit facilities. Advances under the March 1, 1997 Agreement may continue to remain outstanding subject to the terms and maturities of that agreement and the respective promissory notes or may be refinanced without prepayment penalty by an advance under this Omnibus Credit Agreement, provided however, that the aggregate credit facilities provided by the March 1, 1997 Agreement and this Omnibus Credit Agreement shall not exceed the maximum amount of $15.0 Billion.

2. General Provisions. Interest on all advances made under this Omnibus Credit Agreement shall be calculated on the basis of the actual number of days outstanding and upon a year of 360 days. All interest rates shall be rounded to five (5) decimal places (i.e. the nearest hundred thousandth of one percent).


3.       Definitions.

For purposes of definitions 3a and 3b below, references to pages in H.15 (519) or the Telerate Screen shall be deemed to refer to any other page that may replace the specified page for purposes of displaying the rate referred to, and references to H.15 (519) shall be deemed to refer to any successor or replacement publication.

    a) "LIBOR" means with respect to any renewal, maturity date, repricing date or value date (each a determination date) the arithmetic mean of the offered rates for deposits of not less than US $1 Million for a term corresponding to the respective repricing term for any advance as displayed at Telerate page 3750 as of two (2) London Banking Days prior to any determination date for any advance issued pursuant to this Agreement expressed as an annualized rate of interest. If for any reason the LIBOR rate is not available at such time, the rate shall be the corresponding LIBOR rate most recently available prior to the determination date.

    b) "Overnight Federal Funds Rate" means, with respect to any determination date, the rate for Overnight Federal Funds as published on Telerate page 118 under the heading "Federal Funds (Effective)" expressed as an annualized rate of interest. In the event that such rate is not so published by 9:00 A.M., New York City time, on the determination date, the Overnight Federal Funds Rate shall be the most recently available rate prior to the determination date.

    d. Involuntary Repayment Event means the earlier of the following events or times:

       1. The first day on which less than 50% of the voting equity interest of STU are owned or controlled by CNYS or any subsidiary of Citicorp.

       2. The day on which the primary banking regulator of CNYS determines, due to a change in law, regulation or policy that the advances made under the Agreement exceed the legal lending limit of CNYS or are otherwise prohibited or subject to reduction by law, provided that repayment shall be required only to the extent necessary such that the lending limit or other legal requirement shall be no longer exceeded.

       3. The first day after default in the payment of any principal or interest upon any advance when same becomes due and payable.

       4. The first day after default in the performance, or breach, of any covenant, representation, or warranty of the Borrower in this Agreement or any Note issued pursuant to this Agreement, and continuance of such default or breach for a period of thirty (30) days after that has been given a written notice specifying such default or breach and requiring it to be remedied.

       5. The first day after the appointment under applicable Federal or state law of a receiver, liquidator, assignee, trustee, conservator, sequestrator Or other similar official of the Borrower or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days.

       6.  December 31, 2002

Except to the extent limited by 3 d.2. above, all outstanding advances made available under this Omnibus Credit Agreement, together with interest thereon shall become due and payable upon any Involuntary Repayment Event. A prepayment occasioned by an Involuntary Repayment Event shall not be subject to any prepayment premium provided for in this Omnibus Credit Agreement. CNYS shall give STU written notice and demand upon the occurrence of any Involuntary Repayment Event other than 3 d.6.

4. CNYS may assign some or all of its rights or obligations hereunder to any other affiliate of Citicorp, or may sell participation and other interests therein to any other entity, whether or not affiliated with Citicorp; provided that CNYS shall remain solely responsible to STU for the performance of its obligations hereunder. STU may not assign any of its rights or obligations hereunder without the express written consent of CNYS.

5. Advances under this Omnibus Credit Agreement shall be used solely by STU to fund the business of STU, which shall be primarily to engage in student education lending and related businesses.

6. This Omnibus Credit Agreement shall be governed by the laws of the State of New York.

7. All notices to CNYS shall be addressed to Citibank (New York State), 99 Garnsey Road, Pittsford, NY 14534, Attention: Treasurer. All notices to STU shall be addressed to The Student Loan Corporation, 750 Washington Blvd., 9th Floor, Stamford, CT 06901, Attention: Director of Treasury.

Part II.

         TRANCHE A
         (A Line of Credit Facility)

8. CNYS agrees to lend to STU from time to time and for a term which shall not exceed one year an amount up to a maximum of U.S. $500 million. The amounts made available under this Line of Credit Facility may be advanced, repaid and readvanced subject to the terms herein. Availability of advances under this Line of Credit Facility shall be unconditional for a period of one year from the date of this Omnibus Credit Agreement, subject to Paragraphs 9 and 10 below. The Facility may be renewed for one year periods beginning on each anniversary date of this Omnibus Credit Agreement, provided however, that STU shall give CNYS written notice of intent to renew no less than 1 day prior to the anniversary date. In no event shall this Line of Credit Facility or CNYS's obligation to advance funds under it extend beyond December 27, 2002. There shall be no commitment fee for this Line of Credit Facility.

9. All advances under this Line of Credit Facility shall be represented by a promissory note in the form of Exhibit A. Interest shall be due and payable each business day and upon maturity. Interest shall be due at the Overnight Federal Funds Rate.


10. CNYS reserves the right to terminate its obligation to make advances under this Line of Credit Facility upon giving 120 days written notice to STU. Advances outstanding under the Overnight Federal Funds Rate promissory note will be immediately due upon effective date of such termination notice.


Part III

                                   TRANCHE B
                    (A Multiple Term Note Credit Facility)

11. CNYS agrees to lend to STU from time to time amounts under this Multiple Term Note Credit Facility up to the maximum amount of $15 Billion as set forth in Paragraph 1 of this Agreement. Advances under this Multiple Term Note Facility shall be repayable upon mutually agreed upon dates, but no later than December 31, 2002 and shall be evidenced by one or more promissory notes substantially in the form of Exhibit B. Interest shall be due and payable on the respective repricing date and the maturity date (or the next business day if such date is not a business day) of each such advance at a rate equal to the corresponding LIBOR plus a spread (if any) as indicated in the note evidencing the transaction.

12. STU shall have no right to prepay advances under this Multiple Term Note Facility.


Part IV

                                   Tranche C
                    (A Multiple Term Note Credit Facility)

13. CNYS agrees to lend to STU from time to time amounts under this Multiple Term Note Credit Facility up to the maximum amount of $15 Billion as set forth in Paragraph 1 of this Agreement. An initial advance of no less than $3.0 Billion shall be made by CNYS and accepted by STU which shall have a maturity date of December 31, 2002. Other advances under this Multiple Term Note Facility shall be repayable upon mutually agreed upon dates, but no later than December 31, 2002 and all advances under this Multiple Term Note Credit Facility shall be evidenced by one or more promissory notes substantially in the form of Exhibit C. Interest shall be due and payable on the respective repricing date (each Thursday of each week or the next business day if

Thursday is not a business day) and the maturity date (or the next business day if such date is not a business day) of each such advance at an annualized interest rate equal to the 7-Day LIBOR from the preceding Tuesday or, if Tuesday is not a business day, the next prior business day.


14. STU shall have no right to prepay advances under this Multiple Term Note Facility.

Part V.

                                   Tranche D
                        (A Fixed Rate Credit Facility)

15. CNYS agrees to lend to STU from time to time amounts under this Fixed Rate Credit Facility up to the maximum amount of $15 Billion as set forth in Paragraph 1 of this Agreement. Advances under this Fixed Rate Credit Facility shall be repayable upon mutually agreed upon dates, but no later than December 31, 2002 and shall be evidenced by one or more promissory notes substantially in the form of Exhibit D. Interest shall be due and payable as indicated on the promissory note and the maturity date (or the next business day if such date is not a business day) of each such advance at a rate equal to the annualized interest rate as indicated in the promissory note evidencing the transaction.

16. STU shall have no right to prepay advances under this Fixed Rate Credit Facility.


Citibank (New York State)


by:______________________


Title:___________________


Dated:___________________


The Student Loan Corporation


by:_______________________


Title:____________________


Dated:____________________

                                   EXHIBIT A


                                PROMISSORY NOTE
                           (Line of Credit Facility)
                     (Overnight Federal Funds Rate Based)




FOR VALUE RECEIVED, the Student Loan Corporation (the "Borrower") promises to pay Citibank (New York State) (the "Lender") the principal amount of up to U.S.$500,000,000, or such lesser amount as may be outstanding from time to time, (the "advance") on ___________________, _____ (the initial maturity date) together with all accrued interest to date of payment. The Borrower may extend the maturity of this Promissory Note for one year from the date of maturity and any subsequent maturity date(s) upon notice to Lender, but in no event shall its maturity extend beyond December 31, 2002. The Borrower may repay the advance in part of in full without premium or penalty, and may reborrow any or all of the maximum amount until maturity.

The borrower promises to pay interest on the amount of the advance at a rate equal to the Overnight Federal Funds Rate. Interest shall accrue from the date of the advance until such advance is paid in full. Interest shall be due and payable on each business day and on the maturity date. In the event that such interest payment date is not a business day, interest shall be paid on the next following business day.

The Lender may demand payment in full of this promissory note at any time prior to maturity by giving Borrower 120 days prior written notice of such demand for payment.

This Promissory Note is issued pursuant to an Omnibus Credit Agreement dated as of November 4, 1999 between the Lender and Borrower (the "Loan Agreement") and is entitled to the benefits of and is subject to the terms contained in the Loan Agreement as the same may be amended and modified from time to time. The Overnight Federal Funds Rate shall have the meaning set forth in the Loan Agreement. The provisions of the Loan Agreement are hereby incorporated in this Promissory Note to the same extent as if set forth at length herein.



IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be executed in its behalf by its officer thereunto duly authorized as of the _____day of _____________________, ______.

THE STUDENT LOAN CORPORATION

BY:_________________________


NAME:_______________________


TITLE:______________________

                                   EXHIBIT B

                                PROMISSORY NOTE
                         (Multiple Term Note Facility)


FOR VALUE RECEIVED, The Student Loan Corporation (the "Borrower") promises to pay Citibank (New York State) (the "Lender") the principal amount of U.S.$______________________________________ (the "advance") on
____________________________________________ together with all accrued interest to date of payment. Interest shall be due and payable on each repricing date and on the maturity date. In the event that such interest payment date is not a business day, interest shall be paid on the following business day.

The interest rate shall be established on this date (the Value date) and the first day (each a repricing date) of each _____month period thereafter (each a repricing term) until its maturity. Borrower promises to pay interest on the principal amount of each advance from the date hereof on each reset date until maturity at an interest rate per annum equal to the ______month LIBOR rate plus
 . of 1%.


LIBOR shall have the meaning set forth in the Loan Agreement.

This Promissory Note is issued pursuant to an Omnibus Credit Agreement dated as of November 4, 1999 between the Lender and Borrower (the "Loan Agreement") and is entitled to the benefits of and is subject to the terms contained in the Loan Agreement as the same may be amended and modified from time to time. The provisions of the Loan Agreement are hereby incorporated in this promissory note to the same extent as if set forth at length herein.


IN WITNESS WHEREOF, Borrower has caused this promissory note to be executed in its behalf by its duly authorized officer as of the _____day of _____________________, _____.


THE STUDENT LOAN CORPORATION

BY:_________________________

NAME:_______________________

TITLE:______________________

                                   EXHIBIT C

                                PROMISSORY NOTE
                         (Multiple Term Note Facility)


FOR VALUE RECEIVED, The Student Loan Corporation (the "Borrower") promises to pay Citibank (New York State) (the "Lender") the principal amount of U.S.$______________________________________ (the "advance") on
____________________________________________ together with all accrued interest to date of payment. Interest shall be due and payable on each repricing date and on the maturity date. In the event that such interest payment date is not a business day, interest shall be paid on the following business day.

The interest rate shall be established on this date (the Value date) and the first day (each a repricing date) of each _____month period thereafter (each a repricing term) until its maturity. Borrower promises to pay interest on the principal amount of each advance from the date hereof on each reset date until maturity at an interest rate per annum equal to the Seven-Day LIBOR rate.


LIBOR shall have the meaning set forth in the Loan Agreement.

This Promissory Note is issued pursuant to an Omnibus Credit Agreement dated as of November 4, 1999 between the Lender and Borrower (the "Loan Agreement") and is entitled to the benefits of and is subject to the terms contained in the Loan Agreement as the same may be amended and modified from time to time. The provisions of the Loan Agreement are hereby incorporated in this promissory note to the same extent as if set forth at length herein.


IN WITNESS WHEREOF, Borrower has caused this promissory note to be executed in its behalf by its duly authorized officer as of the _____day of _____________________, _____.


THE STUDENT LOAN CORPORATION

BY:_________________________

NAME:_______________________

TITLE:______________________

                                   EXHIBIT D

                                PROMISSORY NOTE

                        (A FIXED RATE CREDIT FACILITY)




FOR VALUE RECEIVED, The Student Loan Corporation (the "Borrower") promises to pay to Citibank (New York State) (the "Lender") the principal amount of US$____________________ (the "advance") on ______________________(the "maturity date") together with all accrued interest to the date of payment. Interest shall be due and payable in full at maturity. In the event that such payment date is not a business day, payment shall be made on the next following business day.

The Borrower agrees to pay interest on the advance at a fixed rate equal to __________% per annum. Interest shall be calculated on the basis of the actual number of days outstanding and upon a year of 360 days. Interest shall accrue from the date of the advance until such advance is paid in full.

The Borrower shall have no right to prepay the advance prior to maturity.


This Promissory Note is issued pursuant to an Omnibus Credit Agreement dated as of November 4, 1999 as amended, between the Lender and Borrower (the "Loan Agreement") and is entitled to the benefits of and is subject to the terms contained in the Loan Agreement as the same may be amended and modified from time to time. The provisions of the Loan Agreement are hereby incorporated in this Promissory Note to the same extent as if set forth at length herein.

IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be executed in its behalf by its officer thereunto duly authorized as of the ______ day of ________________,_________.


THE STUDENT LOAN CORPORATION


BY:      ____________________________

NAME:    ____________________________

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Student Loan Corporation, a Delaware corporation, does hereby constitute and appoint Bill Beckmann to be my true and lawful attorney-in-fact and agent, acting alone, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorney-in-fact and agent deems advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorney-in-fact and agent; and the undersigned does hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of February, 2000.

/s/ Peter M. Gallant

-------------------------
(Signature)
                               POWER OF ATTORNEY

                           Annual Report on Form 10-K


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Student Loan Corporation, a Delaware corporation, does hereby constitute and appoint Bill Beckmann to be my true and lawful attorney-in-fact and agent, acting alone, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorney-in-fact and agent deems advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorney-in-fact and agent; and the undersigned does hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of February, 2000.

/s/ Glenda B. Glover

-------------------------
(Signature)


                               POWER OF ATTORNEY

                           Annual Report on Form 10-K


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Student Loan Corporation, a Delaware corporation, does hereby constitute and appoint Bill Beckmann to be my true and lawful attorney-in-fact and agent, acting alone, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorney-in-fact and agent deems advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorney-in-fact and agent; and the undersigned does hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of February, 2000.

/s/ Evelyn E. Handler

--------------------------
(Signature)


                               POWER OF ATTORNEY

                           Annual Report on Form 10-K


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Student Loan Corporation, a Delaware corporation, does hereby constitute and appoint Bill Beckmann to be my true and lawful attorney-in-fact and agent, acting alone, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorney-in-fact and agent deems advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorney-in-fact and agent; and the undersigned does hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of February, 2000.

/s/ Carl E. Levinson

-------------------------
(Signature)


                               POWER OF ATTORNEY

                           Annual Report on Form 10-K


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Student Loan Corporation, a Delaware corporation, does hereby constitute and appoint Bill Beckmann to be my true and lawful attorney-in-fact and agent, acting alone, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorney-in-fact and agent deems advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorney-in-fact and agent; and the undersigned does hereby grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of February, 2000.

/s/ Laura D. Williamson

-------------------------
(Signature)